UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2023 (May 31, 2023)

Molekule Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41096	45-3213164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10455 Riverside Dr. Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 652-5326

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MKUL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2023, Molekule Group, Inc. (the “Company”) entered into (i) the Seventh Loan Modification Agreement, between the Company and Molekule, Inc., a wholly-owned subsidiary of the Company (“Legacy Molekule”), as borrowers, and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“SVB”), as lender, which modifies certain provisions of the Amended and Restated Loan and Security Agreement, dated as of August 29, 2019, by and among the Company and Molekule, Inc. as borrowers, and SVB as lender (as amended, supplemented or modified, the “Senior Loan Agreement”) and (ii) the Fourth Loan Modification Agreement, between the Company and Legacy Molekule as borrowers, and SVB as lender, which modifies certain provisions of the Mezzanine Loan and Security Agreement, dated as of March 22, 2021, by and among the Company and Legacy Molekule as borrowers, and SVB as lender (as amended, supplemented or modified, the “Mezzanine Loan Agreement”).

Pursuant to these modifications, among other things, (1) the maturity date of the Senior Loan Agreement was extended from April 1, 2026 to March 1, 2028, (2) principal payments under the Mezzanine Loan Agreement were deferred from April 1, 2024 to April 1, 2025, (3) the financial covenant requiring the Company to generate revenue of at least $50 million for the year ended December 31, 2023 (in both the Senior Loan Agreement and Mezzanine Loan Agreement) was revised to require the Company to generate revenue of at least $50 million for the twelve months ended March 31, 2024 and (4) the covenant requiring the Company to maintain all deposit accounts with SVB (in both the Senior Loan Agreement and Mezzanine Loan Agreement) was modified to allow the Company to hold up to two deposit accounts at other financial institutions, so long as the balance of such accounts taken together does not exceed $1,000,000.

Item 9.01 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Seventh Loan Modification Agreement, dated as of May 31, 2023, between the Company and Molekule, Inc. as borrowers and Silicon Valley Bank as lender

10.2	Fourth Loan Modification Agreement, dated as of May 31, 2023, between the Company and Molekule, Inc. as borrowers and Silicon Valley Bank as lender

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2023

MOLEKULE GROUP, INC.

By:	/s/ Ryan Tyler
	Name:	Ryan Tyler
	Title:	Chief Financial Officer

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